EXHIBIT 4.2


                     Mechanics Savings & Loan FSA Employees'
           Savings & Profit Sharing Plan and Trust Adoption Agreement


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ADOPTION AGREEMENT
--------------------------------------------------------------------------------

                                                For Mechanics Savings & Loan FSA
                              Employees' Savings & Profit Sharing Plan and Trust
                                                                  Client No. C11




                                                                        Pentegra

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                               ADOPTION AGREEMENT
                                       FOR
                          MECHANICS SAVINGS & LOAN FSA
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST




Name of Employer:          Mechanics Savings & Loan FSA
                           -----------------------------------------------------
Address:                   51 South Front Street; Steelton, PA 17113
                           -----------------------------------------------------

Telephone Number:          (717) 939-1966; Fax: (717) 939-2629
                           -----------------------------------------------------

Contact Person:            Mr. James S. Nelson, Senior Vice President
                           -----------------------------------------------------

Name of Plan:              Mechanics Savings & Loan FSA Employees' Savings &
                           -----------------------------------------------------
                           Profit Sharing Plan and Trust
                           -----------------------------------------------------



THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Mechanics Savings & Loan FSA Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

                                        1

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 I.  Effect of Execution of Adoption Agreement

     The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

     1. ___ Establishes as a new plan the Name of Employer Employees' Savings & Profit Sharing Plan and Trust, effective ______________ , 19___ (the "Effective Date").

     2. X Amends its existing defined contribution plan and trust (The Financial Institutions Thrift Plan as adopted by Mechanics Savings & Loan FSA) dated May 1 , 1993 , in its entirety into the Mechanics Savings & Loan FSA Employees' Savings & Profit Sharing Plan and Trust, effective April 1 , 1999, except as otherwise provided herein or in the Agreement (the "Effective Date").

II.  Definitions

      A.   Employer

           1.   "Employer," for purposes of the Plan, shall mean:

                          Mechanics Savings & Loan FSA

           2. The Employer is (choose whichever may apply):

                (a) ___   A member of a controlled  group of corporations  under
                          Section 414(b) of the Code.

                (b) ___ A member of a group of entities under common control under Section 414(c) of the Code.

                (c) ___ A member of an affiliated service group under Section 414(m) of the Code.

                (d) X     A corporation.

                (e) ___   A sole proprietorship or partnership.

                (f) ___   A Subchapter S corporation.

           3.   Employer's Taxable Year Ends on         12/31

           4.   Employer's Federal Taxpayer Identification Number is
                23 - 0863650

           5.   Employer's Plan Number is (enter 3-digit number) 002 .

      B. "Entry Date" means the first day of the (choose 1 or 2):

           1. X Calendar month coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

           2. ___ Calendar quarter (January 1, April 1, July 1, October 1) coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

                                        2

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     C.   "Member" means an Employee enrolled in the membership of the Plan.

     D.   "Normal Retirement Age" means (choose 1 or 2):

           1.  X      Attainment  of age   65    (select an age not less than 55
                      and not greater than 65).

           2. ___ Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

      E. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

      F. "Plan Year" means the twelve (12) consecutive month period ending on 12/31 (month/day).

      G.  "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

           1. X       Total   taxable  compensation  as  reported  on  Form  W-2
                      (exclusive of any compensation deferred from a prior year).

           2.___      Basic Salary only.

           3.___ Basic Salary plus one or more of the following (if 3 is chosen, then choose (a), (b), (c) or (d), whichever shall apply):

                    (a)  ___  Commissions not in excess of $______

                    (b)  ___  Commissions  to the extent that Basic  Salary
                              plus Commissions do not exceed $______

                    (c)  ___  Overtime

                    (d)  ___  Overtime and bonuses

               Note:Member  pre-tax  contributions  to a Section 401(k) plan are always included in Plan Salary.

                    Member pre-tax contributions to a Section 125 cafeteria plan are also to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ___.

III.  Eligibility Requirements

      A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

          1.   ___ Employees who have not attained age 21.

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           2.  X      Employees  who  have not,  during the 6 consecutive  month period (1-11, 12 or 24) beginning with an Employee's Date of Employment, Date of Reemployment or any anniversary thereof, completed 500 Hours of Service (determined by multiplying the number of months above by 83 1/3).

                      Note: Employers  which  permit  Members  to  make  pre-tax elective deferrals to the Plan (see V.A.3.) may not elect a 24 month eligibility period.

           3. ___ Employees included in a unit of Employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

           4. ___ Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

           5. ___     Employees included in the following job classifications:

                      (a)  ___     Hourly Employees
                      (b)  ___     Salaried Employees

           6. ___ Employees of the following employers which are aggregated under Section 414(b), 414(c) or 414(m) of the Code:

                      __________________________________________________________

                      __________________________________________________________

                      __________________________________________________________



          Note:If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

       B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

             1.  X      Both present and future Employees.

             2. ___     Future Employees only.

       C. Such Eligibility requirements established above shall be (choose 1 or 2):

             1.  X      Applied to the designated  Employee group on and after
                        the Effective Date of the Plan.

             2. ___ Waived for the consecutive monthly period (may not exceed 12) beginning on the Effective Date of the Plan.

                                        4

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IV.   Hours of Employment and Prior Employment Credit

      A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

           1.  X      The actual number of Hours of Employment. (Hour of Service
                      Method)

           2. ___ 190 Hours of Employment for every month of Employment. (Equivalency Method)

          Note:This  election  is  relevant  if  you  selected  an   eligibility
               requirement under III.A.2. or a vesting schedule under VIII.A. other than immediate vesting.

      B.   Prior Employment Credit:

            ___ Employment with the following entity or entities shall be included for eligibility and vesting purposes:

          Note:If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted as Employment under this Plan.

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________



V.    Contributions

      Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

     A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

           1.  X      The maximum amount of monthly contributions a Member may
                      make to the Plan is 15 % (1-20)  of the  Member's  monthly
                      Salary.

           2.  X      A Member  may make  pre-tax  elective  deferrals  to the
                      Plan, based on multiples of 1% of monthly Salary.

           3. ___ A Member may not make pre-tax elective deferrals to the Plan.

           4. ___ A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

           5.  X      A Member may not make after-tax contributions to the Plan.

           6.  X      An Employee may allocate a rollover  contribution to the
                      Plan prior to satisfying the Eligibility requirements described above.


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      B.  A Member may change his or her contribution rate (choose 1, 2 or 3):

           1.     X   1 time per pay period.
           2.    ___  1 time per calendar month.
           3.    ___  1 time per calendar quarter.

     C. Employer Matching Contributions (fill in 1 if applicable; and choose 2, 3, 4 or 5):

           1. The Employer matching contributions under 2, 3 or 4 below shall be based on the Member's contributions not in excess of 6 % (1-20 but not in excess of the percentage specified in A.1. above) of the Member's Salary.

           2. X       The  Employer  shall  allocate  to  each   contributing
                      Member's  Account  an  amount  equal to 50 % (based  on 1%
                      increments   not  to   exceed   200%)   of  the   Member's
                      contributions for that month.

           3. ___ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                         Years of Employment                     Matching %
                         -------------------                     ----------
                         Less than 3                                 50%
                         At least 3, but less than 5                 75%
                         5 or more                                  100%

            4. ___ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                         Years of Employment                     Matching %
                         -------------------                     ----------
                         Less than 3                                100%
                         At least 3, but less than 5                150%
                         5 or more                                  200%

            5. ___ No Employer matching contributions will be made to the Plan.


      D. Employer Basic Contributions (choose 1 or 2):

           1. ___ The Employer shall allocate an amount equal to % (based on 1% increments not to exceed 15%) of Member's Salary for the month to (choose (a) or (b)):

                      (a) ___     The Accounts of all Members
                      (b) ___     The Accounts of all Members who were  employed
                                  with the Employer on the last day of such month.

           2. X No Employer basic contributions will be made to the Plan.


                                        6

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      E.   Employer Supplemental Contributions:

           The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

      F.   Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

           1. X No Employer Profit Sharing Contributions will be made to the Plan.

           Non-Integrated Formula   N/A

           2. ___ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary during such Contribution Determination Period bears to the total of such Salary of all Members.

           3. ___ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

           Integrated Formula       N/A

           4. ___ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary during the Contribution Determination Period up to the Social Security Taxable Wage Base as defined in Section _____ of the Plan ("Base Salary") for the Plan Year that includes such Contribution Determination Period , plus a uniform percentage(specified by the Employer as _______%) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

           5. ___ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as _______%) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

      G.   Allocation of Employer Profit Sharing Contributions: N/A

           In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

           1. ___   A Member  shall be eligible  for an  allocation  of Employer
                    Profit    Sharing    Contributions    for   a   Contribution
                    Determination Period in all events.

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           2. ___     A Member shall be eligible for an  allocation  of Employer
                      Profit   Sharing    Contributions   for   a   Contribution
                      Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                      (a) ___ is employed on the last day of the Contribution Determination Period or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                      (b) ___ completed 1,000 Hours of Employment if the Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                      (c) ___ is employed on the last day of the Contribution Determination Period and, if such period is 12 months, completed 1,000 Hours of Employment (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

     H. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4): N/A

           1. ___     The Plan Year.

           2. ___ The Employer's Fiscal Year (defined as the Plan's "limitation year") being the twelve (12) consecutive month period commencing _________________ (month/day) and ending ______________________________ (month/day).

           3. ___ The three (3) consecutive monthly periods that comprise each of the Plan Year quarters.

           4. ___ The three (3) consecutive monthly periods that comprise each of the Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12) consecutive month period commencing ________________________ (month/day) and ending _____________________________ (month/day).)

      I.   Employer Qualified Nonelective Contributions:

          The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

VI.   Investment Funds

          The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan.

                                        8

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      The Employer  hereby  selects the  following  Investment  Funds to be made available under the Plan (choose whichever shall apply) and consent to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investment Funds so long as Investment Manager is not negligent and has not breached its fiduciary duties.

      1.     X    S&P 500 Stock Fund
      2.     X    Stable Value Fund
      3.     X    S&P MidCap Stock Fund
      4.     X    Money Market Fund
      5.     X    Government Bond Fund
      6.     X    International Stock Fund
      7.     X    Asset Allocation Funds (3)
                  o   Income Plus
                  o   Growth & Income
                  o   Growth
      8.     X    Steelton Bancorp, Inc. Stock Fund (the "Employer Stock Fund")
      9.   ____   Name of Employer Certificate of Deposit Fund

VII.  Employer Securities

      A.   If the Employer  makes  available an Employer  Stock Fund pursuant to
           Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

           1.  X      Each   Member   shall  be  entitled  to  direct  the  Plan
                      Administrator as to the voting and tender offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

           2.  ___    The Plan Administrator  shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender offer involving such Employer Stock.



                                        9

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VIII.      Investment Direction

     A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund (choose whichever shall apply): N/A

           1. ___     Employer Profit Sharing Contributions

           2. ___     Employer Matching Contributions

           3. ___     Employer Basic Contributions

           4. ___     Employer Supplemental Contributions

           5. ___     Employer Qualified Nonelective Contributions

      B.  ___     Amounts invested in the Employer Stock Fund or, if applicable,
                  the   Employer   Certificate   of  Deposit  Fund  may  not  be
                  transferred to any other Investment Fund.

               1.   ___  Notwithstanding  this  election  in  B,  a  Member  may
                         transfer  such  amounts  upon  (choose  whichever   may
                         apply): N/A

                      (a) ___   the attainment of age ___ (insert 45 or greater)
                      (b) ___   the completion  of ___ (insert  10  or  greater)
                                years of employment

                      (c) ___ the attainment of age plus years of employment equal to ___ (insert 55 or greater)

     C. A Member may change his or her investment direction (choose 1,2, or 3):

           1.     X   1 time per business day.
           2.    ___  1 time per calendar month.
           3.    ___  1 time per calendar quarter.

     D. If a Member fails to make an effective investment direction, the Member's contributions and employer contributions made on the Member's behalf shall be invested in Money Market Fund (insert one of the Investment Funds selected in Section VI of this Adoption Agreement).

IX.  Vesting Schedules; Years of Employment for Vesting Purposes

     A.   (Choose 1, 2, 3, 4, 5, 6 or 7)

                       Schedule       Years of Employment     Vested %
                       --------       -------------------     --------
            1.    ___  Immediate        Upon Enrollment        100%


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                         Schedule             Years of Employment     Vested %
                         --------             -------------------     --------
            2.    ___   2-6 Year Graded       Less than 2                  0%
                                              2 but less than 3           20%
                                              3 but less than 4           40%
                                              4 but less than 5           60%
                                              5 but less than 6           80%
                                              6 or more                  100%

            3.    ___   5-Year Cliff          Less than 5                  0%
                                              5 or more                  100%

            4.    ___   3-Year Cliff          Less than 3                  0%
                                              3 or more                  100%

            5.     X    4-Year Graded         Less than 1                  0%
                                              1 but less than 2           25%
                                              2 but less than 3           50%
                                              3 but less than 4           75%
                                              4 or more                  100%

            6.    ___   3-7 Year Graded       Less than 3                  0%
                                              3 but less than 4           20%
                                              4 but less than 5           40%
                                              5 but less than 6           60%
                                              6 but less than 7           80%
                                              7 or more                  100%

            7.    ___   Other                 Less than ___                0%
                                              ___ but less than ___      ___%
                                              ___ but less than ___      ___%
                                              ___ but less than ___      ___%
                                              ___ but less than ___      ___%
                                              ___ or more                100%

     B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3 and 4; or 5):

          1.   Schedule   A-5  solely   with   respect  to   Employer   matching
               contributions.

          2.   Schedule ___ solely with respect to Employer basic contributions.

          3.   Schedule  A-5  solely  with  respect  to  Employer   supplemental
               contributions.

          4.   Schedule ___  solely with respect to  Employer   profit   sharing
               contributions.

          5.   Schedule ___  with respect to all Employer contributions.

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           NOTE:  Notwithstanding  any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.

      C.   Years of Employment Excluded for Vesting Purposes

           The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

           1.  ___    Years of Employment during any period in which neither the
                      Plan nor any predecessor plan was maintained by the Employer.

           2.  ___    Years of Employment of a Member prior to attaining age 18.

 X.   Withdrawal Provisions

      A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

           1. ___ Employee after-tax contributions and the earnings thereon. N/A In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___     Hardship.
                      (b) ___     Attainment of age 59 1/2.

           2.  X      Employee  pre-tax  elective  deferrals  and  the  earnings thereon.


                    Note:In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

           3.  X      Employee   rollover   contributions  and  the  earnings
                      thereon. In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a)  ___    Hardship.
                      (b)  ___    Attainment of age 59 1/2.

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           4.  X      Employer   matching   contributions  and   the   earnings
                      thereon. In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a)  ___    Hardship.
                      (b)  ___    Attainment of age 59 1/2.

           5. ___     Employer basic contributions and the earnings thereon.

                      In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a)  ___    Hardship.
                      (b)  ___    Attainment of age 59 1/2.

           6. X    Employer supplemental contributions and the earnings thereon.

                      In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___     Hardship.
                      (b) ___     Attainment of age 59 1/2.

           7. ___  Employer  profit  sharing  contributions  and  the   earnings
                   thereon.

                      In-service withdrawals permitted only in the event of (choose whichever shall apply):

                      (a) ___     Hardship.
                      (b) ___     Attainment of age 59 1/2.

           8. ___ Employer qualified nonelective contributions and earnings thereon.

                    Note:In-service   withdrawals  of  all  employer   qualified
                         nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2

           9. ___  No in-service withdrawals shall be allowed.

     B. Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply): N/A

           1. ___ Employer contributions, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

           2. ___ All contributions and/or deferrals, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

           3. ___     Other: ___________________________________________________

XI.   Distribution Option (choose whichever shall apply)

       1. ___     Lump Sum and partial lump sum payments only.

       2.  X      Lump Sum and partial lump sum  payments  plus one or more of the following (choose (a) and /or (b)):

                  (a)   X     Installment payments.
                  (b) ___     Annuity payments.

       3.  X      Distributions in kind of Employer Stock.

XII. Loan Program (choose 1, 2 or 3)
       1. ___     No loans will be permitted from the Plan.

       2. X       Loans will be permitted from the Member's Account.

       3. ___ Loans will be permitted from the Member's Account, excluding (choose whichever shall apply):

                  (a)  ___ Employer Profit sharing contributions and the
                           earnings thereon.

                  (b)  ___ Employer matching contributions and the earnings
                           thereon.

                  (c)  ___ Employer basic contributions and the earnings
                           thereon.

                  (d)  ___ Employer  supplemental  contributions  and  the
                           earnings thereon.

                  (e)  ___ Employee after-tax contributions and the earnings thereon.

                  (f)  ___ Employee  pre-tax  elective  deferrals  and the
                           earnings thereon.

                  (g)  ___ Employee rollover contributions and the earnings
                           thereon.

                  (h)  ___ Employer qualified  nonelective  contributions and the earnings thereon.

                  (i)  ___ Any amounts to the extent  invested in the Employer stock fund.

XIII.    Additional Information

      If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

      The following is hereby made a part of Section XV of the Adoption Agreement and is thus incorporated into and made a part of the Mechanics Savings & Loan FSA Employees' Saving & Profit Sharing Plan and Trust.

      Signature of Employer's Authorized Representative ________________________

      Signature of Trustee _____________________________________________________

      Supplementary Page 1 of 1.

XIV.     Plan Administrator

      The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

      Note:    Pentegra Services, Inc. may not be appointed Plan Administrator.

      1.    X    Employer

      2.   ___   Employer's Board of Directors

      3.   ___   Plan's Administrative Committee

      4.   ___   Other (if chosen, then provide the following information)

                 Name:        __________________________________________________

                 Address:     __________________________________________________

                 Telephone:   __________________________________________________

                 Contact:     __________________________________________________

     Note:If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

XV.   Trustee

         A.    During Initial Public Offering (IPO)  or Conversion:

     The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan (during the IPO) except the Employer Stock Fund.

     The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund during the IPO. (Cannot be The Bank of New York)

      Name:         ESOP Trustee Committee c/o Mechanics Savings & Loan FSA

      Address:      51 South Front Street; Steelton, PA 17113

      Telephone No: (717) 939-1966                         Contact: See Attached


                                          ______________________________________
                                                     Signature of Trustee

      The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund during the IPO.

      B.    After Close of  Initial Public Offering (IPO)  or Conversion:

      The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

      The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund after the close of the IPO or stock conversion. (You may name The Bank of New York).*

      Name: N/A - Bank of New York

      Address:    ______________________________________________________________

      Telephone No: _____________________________  Contact: ____________________



                                        ________________________________________
                                                  Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)

      *Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund after the close of the IPO or stock conversion.

      The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund after the close of the IPO or stock conversion int he event that The Bank of New York does not serve as Trustee for such Fund.



                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Mechanics Savings & Loan FSA Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

The  failure  to  properly  complete  the  Adoption   Agreement  may  result  in
disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                                     Pentegra Services, Inc.
                                     108 Corporate Park Drive
                                     White Plains, New York  10604
                                     (914) 694-1300



6/19/98

               MECHANICS SAVINGS & LOAN FSA EMPLOYEES' SAVINGS &
                         PROFIT SHARING PLAN AND TRUST

                                      C11



SECTION XV.    TRUSTEE

     A.   During Initial Public Offering (IPO) or Conversion

     The Employer hereby appoints the following persons to serve as Trustees under the Plan for the Employer Stock Fund during the IPO:

     ESOP Trustee Committee c/o Mechanics Savings & Loan FSA

          Marino Falcone
          James F. Stone
          Joseph A. Wiedeman
          Victor J. Segina
          Richard E. Farina





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